SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 29, 1999

                            OPTICAL CABLE CORPORATION

       VIRGINIA                      0-27022                      54-1237042
(State of incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)

  5290 CONCOURSE DRIVE                                          (540) 265-0690
   ROANOKE, VA, 24019                                         (Telephone Number)
 (Address of principal
   executive offices)


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ITEM 5. OTHER EVENTS

      On March 29, 1999, Optical Cable Corporation (the "Company") announced that its Board of Directors expanded the Company's stock repurchase plan by authorizing the repurchase of an aggregate of up to $15 million of the Company's common stock. The Company originally announced the authorization to repurchase with up to $5 million of the Company's common stock in October 1997, and announced an increase of the authorization to $10 million in April 1998. The repurchases will be made in open market or in privately negotiated transactions. A copy of the press release announcing this stock repurchase authorization is filed as an exhibit to this Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

          99.1 Press release of Optical Cable Corporation, dated March 29, 1999.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 2nd day of April, 1999.

                            OPTICAL CABLE CORPORATION


                           By: /s/ Kenneth W. Harber
                               ---------------------
                               Kenneth W. Harber
                               Vice President of Finance,
                               Treasurer and Secretary



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                                INDEX TO EXHIBITS

DOCUMENT                                                                PAGE NO.
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99.1 Press release of Optical Cable Corporation, dated
 March 29, 1999.......................................